UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                             Securities Exchange Act

       Date of Report (Date of Earliest Event Reported): January 31, 2011


                            The X-Change Corporation
             (Exact name of registrant as specified in its charter)

                                     Nevada
         (State or other jurisdiction of incorporation or organization)

      002-41703                                                90-0156146
(Commission File No.)                                   (IRS Employer ID Number)

           12655 North Central Expressway, Suite 1000 Dallas TX 75243
                    (Address of principal executive offices)

                                 (972) 386-7350
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written  communications  pursuant to Rule 425 under the  Securities  Act (17
    CFR230.425)

[ ] Soliciting  material  pursuant to Rule 14a 12 under the Exchange Act (17 CFR
    240.14a 12)

[ ] Pre commencement communications pursuant to Rule 14d 2(b) under the Exchange
    Act (17 CFR 240.14d 2(b))

[ ] Pre commencement communications pursuant to Rule 13e 4(c) under the Exchange
    Act (17 CFR 240.13e 4(c))

ITEM 8.01 OTHER EVENTS

Previously Announced Acquisition and Note Purchase Agreement

On January 17, 2011 The X-Change Corporation ("the Company") announced that through its subsidiary, PolySilicon, Inc, it had completed the purchase of the intangible assets of 21-Century Silicon, Inc. ("21-Century"). At the same time the Company announced an agreement to purchase a $3,500,000 note payable by 21-Century to the State of Texas ("the Note").

On January 28, 2011 the Company announced it cancelled the purchase of 21-Century and canceled its offer to purchase the Note. The purchase of the assets was conditioned on the Company being able to purchase the Note. The State of Texas's insistence on once again reviewing the transaction, which was scheduled for closing, resulted in the Company's inability to complete the financing necessary for silicon manufacturing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.            Description of Exhibit
-----------            ----------------------

 99(1)*         January 17, 2011 Press Release
 99(2)*         January 28, 2011 Press Release

----------
* Filed herewith

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

THE X-CHANGE CORPORATION

By: /s/ Haviland Wright
   ------------------------------------
   Name: Haviland Wright
   Chairman, Chief Executive Officer,
   Acting Chief Financial Officer and
   Director

Dated: January 31, 2011

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